UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2019
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Alta Mesa Resources, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-38040	81-4433840
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15021 Katy Freeway, Suite 400, Houston, Texas 77094
(Address of Principal Executive Offices) (Zip Code)

281-530-0991
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	AMR	The Nasdaq Capital Market

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03.     Bankruptcy or Receivership.

On September 11, 2019, Alta Mesa Resources, Inc. (the “Company”), Alta Mesa Holdings, LP (“AMH”), Alta Mesa Holdings GP, LLC, OEM GP, LLC, Alta Mesa Finance Services Corp., Alta Mesa Services, LP (“Alta Mesa Services”) and Oklahoma Energy Acquisitions, LP (“the “AMH Debtors” and, together with the Company, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions”) for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Debtors have filed a motion with the Bankruptcy Court seeking joint administration of their chapter 11 cases (collectively, the “Chapter 11 Cases”) under the caption In re Alta Mesa Resources Inc., et al., Case No. 19-35133. The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

The Debtors have filed a number of motions with the Bankruptcy Court seeking to stabilize their businesses and operations as they enter into chapter 11 bankruptcy proceedings, including motions to honor certain obligations to employees, vendors, and holders of royalty interests. In addition, the Debtors have filed a motion seeking authority to use cash collateral of the lenders under the AMH RBL (as defined below). If granted, the cash collateral motion would permit the Debtors to use their cash and proceeds of their collateral on the terms and conditions set forth in the order approving the motion (the “Cash Collateral Order”). These terms and conditions include, without limitation, adherence to a budget with an agreed upon variance and meeting certain milestones.

The Debtors will immediately begin a marketing process to sell their assets and the assets of certain of their non-Debtor affiliates. Certain of the Debtors have also filed a complaint seeking a Bankruptcy Court determination that the crude oil, gas, and water gathering agreements between Debtor Oklahoma Energy Acquisitions LP, and non-Debtors Kingfisher Midstream, LLC and Oklahoma Produced Water Solutions, LLC can be rejected by the Debtors.

Certain of the Company’s other subsidiaries, including SRII Opco GP, LLC, SRII Opco, LP, Kingfisher Midstream, LLC, Kingfisher STACK Oil Pipeline, LLC and Oklahoma Produced Water Solutions, LLC are not part of the Chapter 11 Cases at this time.

Bankruptcy Court filings and other information related to the Bankruptcy Petitions are available at a website administered by the Company’s claims agent, Prime Clerk, at http://cases.primeclerk.com/altamesa.

Item 2.04.     Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The filing of the Bankruptcy Petitions described above in Item 1.03 constitutes an event of default that accelerated AMH’s obligations under the following debt instruments (the “Debt Instruments”):

•
the Eighth Amended and Restated Credit Agreement dated as of February 9, 2018 among AMH, the lenders party thereto from time to time, and Wells Fargo Bank, National Association, as administrative agent for such lenders, as amended to date (the “AMH RBL”); and

•
the Indenture, dated December 8, 2016, by and among AMH, Alta Mesa Finance Services Corp., certain subsidiary guarantors named therein and U.S. Bank National Association, as trustee, relating to AMH’s $500 million outstanding principal amount of 7.875% Senior Notes due 2024.

The Debt Instruments provide that as a result of the Bankruptcy Petitions the principal and interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the Bankruptcy Petitions, and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Resignation

On September 10, 2019, James T. Hackett, the Interim Chief Executive Officer and Chairman of the Board of Directors (the “Board”) of the Company, informed the Company that he intends to resign, effective September 10, 2019, as the Interim Chief Executive Officer of the Company. Mr. Hackett will continue as the Executive Chairman of the Board.

Amended and Restated Consulting Agreement

On September 10, 2019, Alta Mesa Services entered into an Amended and Restated Consulting Agreement (the “Consulting Agreement”) with Meridian Energy LLC (“Meridian”), Randy Limbacher, John H. Campbell, Jr. and Mark P. Castiglione, pursuant to which Meridian has agreed to continue providing Alta Mesa Services the services of Messrs. Limbacher, Campbell and Castiglione (collectively, the “Consultants”). Pursuant to the Consulting Agreement, Mr. Limbacher will serve as Executive Vice President of Strategy of the Company, while Mr. Campbell will serve as the President and Chief Operating Officer of the Company and Mr. Castiglione will serve as the Chief Executive Officer of the Company, in each case on a consulting basis. Mr. Limbacher’s salary will be reduced to $450,000 per year and Mr. Castiglione’s salary will be increased to $700,000 per year in their new positions with the Company.

The Consulting Agreement also eliminates Alta Mesa Services’ obligations to pay Meridian certain regular quarterly and milestone bonuses. Alta Mesa Services has agreed to advance to Meridian bonuses to be paid to Messrs. Limbacher, Campbell and Castiglione in the amounts of $250,000, $700,000 and $850,000, respectively (the “Advanced Bonuses”). The Advanced Bonuses are subject to repayment if such person resigns or is terminated for cause (as defined in the Consulting Agreement) or the Consulting Agreement is terminated for certain cause events set forth therein prior to the earlier of (i) March 11, 2020, (ii) the effective date of the Company’s plan of reorganization or liquidation under Chapter 11 of the Bankruptcy Code, (iii) dismissal of the Company’s Chapter 11 case, or (iv) conversion of the Company’s Chapter 11 case to a case under Chapter 7 of the Bankruptcy Code (each of the events in clauses (i)-(iv) being an “Emergence Event”). However, 75% of each person’s Advanced Bonus will no longer be subject to repayment upon (A) a sale of substantially all of the assets of AMH, (B) the effective date of a plan of reorganization or liquidation under Chapter 11 of the Bankruptcy Code of AMH, (C) dismissal of any case filed by AMH under the Chapter 11 of the Bankruptcy Code, or (D) conversion of AMH’s Chapter 11 case to a case under Chapter 7 of the Bankruptcy Code (each of the events in clause (A)-(D) being “AMH Events”).

The Consulting Agreement extends the term of the arrangement with Meridian until March 11, 2020, unless earlier terminated. The term of the Consulting Agreement may be renewed in six month increments by mutual agreement of the parties thereto. Upon termination of the Consulting Agreement by Alta Mesa Services for certain non-cause events, Meridian is entitled to damages equal to the service fees owed under the agreement. If such termination occurs prior to December 31, 2019, the amount of the service fees to which Meridian is entitled will be limited to those owed through December 31, 2019. If such termination occurs after December 31, 2019, but before March 11, 2020, the amount of the service fees to which Meridian is entitled will be limited to those owed through March 11, 2020.

A copy of the Consulting Agreement is attached as Exhibit 10.1 to this Form 8-K. The description in this Form 8-K of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Consulting Agreement.

Appointment of Officers

As described above, pursuant to the Consulting Agreement, the Company has appointed Mr. Limbacher to serve as Executive Vice President of Strategy, Mr. Campbell to serve as the President and Chief Operating Officer and Mr. Castiglione to serve as the Chief Executive Officer.

Certain biographical information with respect to Messrs. Limbacher, Campbell and Castiglione and a description of the Company’s compensation arrangements with Messrs. Limbacher, Campbell and Castiglione are set forth in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on August 27, 2019, and the Company’s Current Report on Form 8-K filed on December 27, 2018, respectively, as modified above.

Bonus Agreement

On September 7, 2019, the Company entered into a bonus agreement (the “Bonus Agreement”) with each of John C. Regan, Executive Vice President and Chief Financial Officer and Kimberly O. Warnica, Executive Vice President, General Counsel, Chief Compliance Officer and Secretary of the Company, pursuant to which the Company advanced a bonus of $600,000 to each of Mr. Regan and Ms. Warnica, which is subject to repayment in the event of resignation or termination for cause (as defined in the Bonus Agreement) prior to the earlier of (i) March 11, 2020 or (ii) an Emergence Event. However, 75% of the advanced bonus will no longer be subject to repayment upon the occurrence of an AMH Event during the period in which the executive is employed. A copy of the Bonus Agreement is attached as Exhibit 10.2 to this Form 8-K. The description in this Form 8-K of the Bonus Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bonus Agreement.

Item 7.01.     Regulation FD Disclosure.

The Company previously entered into confidentiality agreements with certain holders of AMH’s senior notes that hold in the aggregate in excess of 90% of the senior notes (the “Confidentiality Agreement Parties”). The Confidentiality Agreement Parties have not reached agreement regarding the terms of a restructuring transaction, but the Debtors expect to continue comprehensive restructuring negotiations with the Confidentiality Agreement Parties.

Pursuant to the confidentiality agreements, the Company agreed to publicly disclose certain confidential information provided to the Confidentiality Agreement Parties (the “Cleansing Materials”). Copies of the Cleansing Materials, including certain forward-looking forecasts under various drilling scenarios, a reserve summary and a 13-week cash flow forecast, are attached as Exhibit 99.1 to this Form 8-K. The description in this Form 8-K of the Cleansing Materials do not purport to be complete and are qualified in their entirety by reference to the complete text of the Cleansing Materials.

The information in the Cleansing Materials is dependent upon assumptions with respect to commodity prices, production, development capital, exploration capital, operating expenses, availability and cost of capital and performance as set forth in the Cleansing Materials. Any financial projections or forecasts included in the Cleansing Materials were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission (the “SEC”) or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the projections herein should not be regarded as an indication that the Company or its representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither the Company nor any of its representatives has made or makes any representation to any person regarding the ultimate outcome of the Company’s proposed restructuring compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

In addition, in connection with the filing of the Bankruptcy Petitions, the Company issued a press release on September 12, 2019, a copy of which is attached as Exhibit 99.2 to this Form 8-K.

The information included in this Form 8-K under Item 7.01 and Exhibit 99.1 and Exhibit 99.2 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking and are based upon the Company’s current belief as to the outcome and timing of future events. All statements, other than statements of historical facts, that address activities that the Company plans, expects, believes, projects, estimates or anticipates will, should or may occur in the future are forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to: the ability to confirm and consummate a plan of reorganization; risks attendant to the bankruptcy process, including the effects thereof on the Company’s business and on the interests of various constituents, the length of time that the Company might be required to operate in bankruptcy and the continued availability of operating capital during the pendency of such proceedings; risks associated with third party motions in any bankruptcy case, which may interfere with the ability to confirm and consummate a plan of reorganization; potential adverse effects on the Company’s liquidity or results of operations; increased costs to execute the reorganization; effects on the market price of the Company’s common stock and on the Company’s ability to access the capital markets; and the risk factors and known trends and uncertainties as described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC. For a more detailed discussion of risk factors, please see Part I, Item 1A, “Risk Factors” of the Company’s most recent Annual Report on Form 10-K. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in the forward-looking statements. The Company assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Consulting Agreement, dated September 10, 2019, by and Alta Mesa Services, LP, Meridian Energy LLC, Randy Limbacher, John H. Campbell, Jr. and Mark P. Castiglione.
10.2	Form of Bonus Agreement, dated September 7, 2019, by and between Alta Mesa Resources, Inc. and Executive.
99.1	Cleansing Materials
99.2	Press Release, dated September 12, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alta Mesa Resources, Inc.

Date: September 12, 2019	By:	/s/ John C. Regan
	Name:	John C. Regan
	Title:	Chief Financial Officer